Convertible debt	12 Months Ended
Dec. 31, 2017
Convertible debt
Convertible debt
17.	Convertible debt

On August 2, 2016, the Company issued convertible notes (the “PAG Notes”) for an aggregate principal amount of US$150.0 million to PA Grand Opportunity Limited (PAG). The PAG Notes are due on August 1, 2021 and bear interest of 2% annually which will be paid semi-annually beginning on February 2, 2017.

The PAG Notes can be converted, at the holder's option, into the Company’s fully paid American Depositary Shares (“ADSs”) or ordinary shares with an initial conversion price of approximately US$23.67 per ADS, representing an initial conversion rate of 4,224.7671 ADSs per US$100,000 principal amount of the PAG Notes.

The issuance costs of the PAG Notes were US$0.18 million and are being amortized to interest expense, using the effective interest method, until the maturity date of the PAG Notes.

The Company has accounted for the PAG Notes in accordance with ASC 470, as a single instrument classified as a long-term debt within the consolidated financial statements. The value of the PAG Notes is measured by the cash received. The Company recorded the interest expenses according to its annual interest rate. As of December 31, 2016 and 2017, the value of the PAG Notes in non-current liabilities is RMB859.2 million and RMB707.9 million, respectively.

The Company evaluated the embedded conversion features contained in the PAG Notes in accordance with ASC 815-10-15 to determine if the conversion option requires bifurcation. In accordance with ASC 815-10-15-83, the conversion option meets the definition of a derivative. However, bifurcation of conversion option from the PAG Notes is not required as the scope exception prescribed in ASC 815-10-15-74 is met as the conversion option is considered indexed to the entity’s own stock and classified in stockholders’ equity.

As the conversion option was not bifurcated, the Company then assessed if there was any beneficial conversion feature (“BCF”) in accordance with ASC 470-20. The Company recognized a BCF of US$27.9 million (RMB185.7 million) through a credit to additional paid-in capital because the fair value per ordinary share of US$28.08 exceeded the conversion price of US$23.67 at the commitment date on August 2, 2016. The resulting discount of US$27.9 million to the PAG Notes is then accreted to the redemption value as interest expense using the effective interest method through the consolidated statement of comprehensive income over the term of the PAG Notes.

The Company evaluated the embedded contingent redemption features contained in the PAG Notes in accordance with ASC 815-15-25-42 and ASC 815-15-25-26. The contingent redemption features were not required to be bifurcated because they are considered to be clearly and closely related to the debt host contract, as the PAG Notes were not issued at a substantial discount and are puttable at par.

On November 23, 2017, a third party investor who purchased US$24.0 million of the PAG Notes from PAG notified the Company of its intent of conversion. Upon conversion, the Company issued 1,013,941 ordinary shares to the investor and accordingly, the balance of the PAG Notes converted and related unamortized discounts and issuance costs, which amounted to RMB158.5 million, were recorded as the Company’s shareholders’ equity. The unamortized BCF associated with the PAG Notes converted, which amounted to RMB23.3 million, was expensed immediately in accordance with ASC 470-20 “Debt with conversion and other options”.

For the year ended December 31, 2016 and December 31, 2017, the effective interest rate for PAG Notes was 6.5% and 6.5%, and the amount of interest charges recognized was RMB21.4 million and RMB53.8 million.

The expected repayment amount of the convertible debt is nil for each of the years ending December 31, 2018, 2019 and 2020 and US$126.0 million for the year ended December 31, 2021.